UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): July 1, 2004.


                       U.S. CANADIAN MINERALS, INC.
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             (Exact name of registrant as specified in its charter)


        Nevada			        0-25523		     33-0843633
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(State or other jurisdiction          (Commission      (IRS Employer
      of incorporation)               File Number)  Identification No.)

4955 S. Durango #216, Las Vegas, NV 			     89113
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (702) 433-8223


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


	On July 1, 2004, the registrant engaged Child, Sullivan & Company, 1284 W. Flint Meadow Drive, Suite D, Kaysville, UT 84037,to be the registrants outside independent auditor.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  U.S. CANADIAN MINERALS, INC.



Date: July 1, 2004                 By:  /s/ Rendal Williams
                                      ---------------------------------
                                      Rendal Williams
                                      (Chief Executive Officer)